As filed with the Securities and Exchange Commission on June 4, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8977

Genworth Financial Asset Management Funds
(Exact name of registrant as specified in charter)

16501 Ventura Blvd., Suite 201, Encino  CA 91436
(Address of principal executive offices) (Zip code)

Regina M. Fink
 16501 Ventura Blvd., Suite 201, Encino CA  91436
(Name and address of agent for service)

818-528-3700
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2008

Date of reporting period:  October 1, 2007 through March 31, 2008

Item 1. Report to Stockholders.

WHAT’S INSIDE

Letter from the President	1
Fund at a Glance	4
Fund Expenses	5
Schedule of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	20

LETTER FROM THE PRESIDENT

Dear Shareholders:	May 16, 2008

Following is the semi-annual report for the Genworth Financial Contra Fund (“Fund” or “Contra Fund”) for the six months ending March 31, 2008. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s prevailing economic and market conditions, and the Fund’s performance over the last six months. We hope you find this report to be useful and informative.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against declines in the value of the equity allocation of certain assets managed by Genworth Financial Asset Management, Inc. (“GFAM”) for its private advisory clients. As the Fund’s investment advisor, GFAM analyzes various mutual funds and directly held securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at an individual-security and/or portfolio level. This periodic analysis of securities may include a review of historic holdings or recommendations for client accounts.

Based on this analysis, GFAM determines a composite performance benchmark—which it calls the Equity Hedging Benchmark. It then instructs Credit Suisse Asset Management, LLC (“Credit Suisse”), the Fund’s sub-advisor, of the nature, timing, and performance expectations related to and associated with this Equity Hedging Benchmark. Credit Suisse then uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the broad-based equity market beyond predetermined levels as reflected by the Equity Hedging Benchmark. As a result of these hedging investment techniques, the value of your investment in the Fund generally may decrease when the value of the Equity Hedging Benchmark appreciates. Conversely, when the value of the Equity Hedging Benchmark decreases, the value of your investment in the Fund generally may increase.

Since the Contra Fund is designed to behave contrary to the broad-based stock market, GFAM uses the Fund in its Actively Managed Protection (“AMP”) service, available to its private clients, by allocating a small portion of the account of each AMP client to the purchase of Contra Fund shares. This allocation may significantly change over any investment period. The Contra Fund is not publicly available nor is it intended to serve as a complete investment program.

Market Overview

The major equity indices finished lower for the six-month period ending March 31, 2008. Major weakness in the capital markets continued after the difficult previous six months, with volatility increasing again especially into 2008. By the end of the period, both the S&P 500 and Russell 2000 indices had sustained double digit percentage losses.

1	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Much of the volatility was fueled by weakness in the housing segment of the U.S. economy, which spilled over into certain capital markets, notably mortgage-backed securities. From an economic point of view, capital investments were the weak spot in the economy, primarily due to what was perceived as a recession in the residential sector. Markets increasingly saw a spillover of these housing related problems into other parts of the capital markets, leading to credit crunch conditions, and the rest of the economy. The U.S. economy moved closer to a recession during the period under review.

Responding to signs of weakness in the economy and especially the continuing problems in the capital markets, the Federal Reserve cut the Federal Funds rate by 250 basis points to 2.25% between September, 2007, and the end of March, 2008. The Federal Reserve also instituted some market facilities geared to injecting reserves into the financial system, even going to the point of directly helping institutions that do not normally have access to its funds.

Volatility, as represented by the VIXi, remained high during these past six months. Volatility may remain somewhat elevated until the economy resolves its weakest links and capital markets see an end in sight to the problems affecting the economic landscape. Of particular note to the Contra Fund, higher volatility means that the cost of put options may remain higher than in the recent past.

Fund Overview

The appreciation in the Fund during the six-month reporting period can be attributed primarily to the decline in the equity markets, as represented by the S&P 500 Indexii and Russell 2000 Indexiii and consequent appreciation of put optionsiv. However, it was impacted negatively by the higher premiums paid for put options.

The strategy implemented for the Fund each quarter involved the purchase of out-of-the-moneyv put options on the Russell 2000 and S&P 500. This provides protection against sharp market downturns, although whether the Fund experiences gains or losses largely hinges on whether the options finish in-the-moneyv or not. Put options may go in-the-money following sharp market declines, but will finish out-of-the-money in near flat or rising markets.

Since the overall returns in the market have been negative since September 2007, the Fund experienced mild positive performance. In this period of high volatility, the Fund generally performed well in the middle of the period—as the Fund increased in value mirroring volatile drops in the market—while it generally decreased in value near the beginning and end of the reporting period, during which markets stayed flat or experienced positive returns. The overall increase in value affected the portion of client assets allocated to Fund shares. Typically, the allocation of Fund Shares to client accounts is small.

It is our expectation that, if the equity markets continue to decrease in value as has been experienced over the six-month reporting period, the value of the Fund will continue to appreciate, though in such a volatile market we could also see the opposite. Based on its current structure, we would anticipate that the value of the Fund would only appreciate if the market declines significantly. This performance would be consistent with the Fund’s objective and its role in GFAM’s Actively Managed Protection service.

2	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Fund Performance

For the six-month period ended March 31, 2008, the Genworth Financial Contra Fund returned 2.6%. Over the same period, the S&P 500 Total Return Index and Russell 2000 Total Return Index returned negative 12.5% and negative 14.0%, respectively. The Fund is designed to increase in value when the broad-based stock market declines significantly in value over a protracted period of time though it may decrease in value when the broad market is up or fairly steady. Consequently, the Fund had a mild positive return for the period as the broad equity markets declined.

Sincerely,

Gurinder S. Ahluwalia
President, Genworth Financial Asset Management, Inc.

i
The Chicago Board Options Exchange Volatility Index (VIX) is a measure of the implied volatility of the S&P 500 index options. It represents a measure of the market’s expectation of volatility over the next 30-day period.
ii	The S&P 500 Index is a market-capitalization-weighted index of 500 widely held common stocks.
iii	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000
Index.
iv	Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.
[v]	“Out of the money” put options are those whose predetermined exercise prices are lower than the underlying stock or index’s current market value. “In the money” put options are those whose predetermined exercise prices are higher than the underlying stock or index’s current market price.

It is not possible to make an investment in any index.

Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money. The prospectus is available upon request, without charge, by calling 1-800-238-0810.

3	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Fund at a Glance (Unaudited)

Investment Breakdown*

March 31, 2008

* As a percentage of total investments. Please note that Fund holdings are subject to change.

4	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Fund Expenses (Unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2007, and held for the six months ended March 31, 2008.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio(2)	the Period(2)
Genworth Financial
Contra Fund	$1,000.00	$1,025.90	1.56%	$7.90
(1) For the six months ended March 31, 2008.
(2) Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

5	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Fund Expenses (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio(2)	thePeriod(2)
Genworth Financial
Contra Fund	$1,000.00	$1,017.20	1.56%	$7.87
(1) For the six months ended March 31, 2008.
(2) Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

6	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Schedule of Investments	March 31, 2008 (Unaudited)

CONTRACTS		VALUE
PURCHASED OPTIONS — 88.95%
	Russell 2000 Index
4,600	Put Expiration: June, 2008 Exercise Price: $630.00	$9,154,000
1,000	Put Expiration: June, 2008 Exercise Price: $640.00	2,275,000
	S&P 500 Index
7,100	Put Expiration: June, 2008 Exercise Price: $1,225.00	20,448,000
5,400	Put Expiration: June, 2008 Exercise Price: $1,250.00	19,008,000
	TOTAL PURCHASED OPTIONS
	(Cost $80,288,899)	50,885,000
PRINCIPAL
AMOUNT
SHORT TERM INVESTMENTS — 11.40%
U.S. Government Agency Issue — 11.40%
$6,521,000	FHLB Discount Note 1.32%, 04/01/2008	6,521,000
	TOTAL SHORT TERM INVESTMENTS
	(Cost $6,521,000)	6,521,000
	TOTAL INVESTMENTS — 100.35%
	(Cost $86,809,899*)	57,406,000
	Liabilities in Excess of Other Assets — (0.35)%	(198,559)
	TOTAL NET ASSETS — 100.00%	$57,207,441
* Aggregate cost for Federal income tax purposes is $86,809,899
Percentages are stated as a percent of net assets.

See Notes to the Financial Statements.

7	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Statement of Assets and Liabilities	March 31, 2008 (Unaudited)

ASSETS:
Investments, at value (Cost $86,809,899)	$57,406,000
Cash	398
Receivable for Fund shares sold	109,648
Prepaid expenses	32,825
Total Assets	57,548,871
LIABILITIES:
Payable for Fund shares redeemed	193,547
Payable to Advisor	25,487
Accrued legal expenses	21,523
Accrued administration, accounting and shareholder servicing fees	10,141
Other accrued expenses	90,732
Total Liabilities	341,430
Total Net Assets	$57,207,441
NET ASSETS CONSIST OF:
Par value of capital shares	$24,020
Capital paid in excess of par value	420,843,496
Accumulated undistributed net investment loss	(441,025)
Accumulated undistributed net realized loss	(333,815,151)
Net unrealized depreciation on investments	(29,403,899)
Total Net Assets	$57,207,441
Shares Outstanding	24,020,212
Net Asset Value, Per Share	$2.38

See Notes to Financial Statements.

8	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Statement of Operations	March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income	$285,872
Total Investment Income	285,872
EXPENSES:
Management fees	560,411
Administration, accounting and shareholder servicing fees	39,237
Legal fees	34,834
Reports to shareholders	32,029
Federal and state registration fees	21,814
Audit and tax fees	20,989
Trustees’ fees and expenses	19,946
Custody fees	2,754
Compliance fees	2,447
Other expenses	1,689
Total Expenses Before Reimbursements	736,150
Expense reimbursements (See Note 2)	(9,253)
Net Expenses	726,897
Net Investment Loss	(441,025)
REALIZED AND UNREALIZED GAIN (LOSS) :
Net Realized Gain on Investments	53,631,540
Change in Unrealized Depreciation on Investments	(23,985,154)
Net Realized and Unrealized Gain on Investments	29,646,386
Net Increase in Net Assets Resulting From Operations	$29,205,361

See Notes to Financial Statements.

9	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Statements of Changes in Net Assets

	For the Six	Year
	Months Ended	Ended
	March 31, 2008	September 30,
	(Unaudited)	2007
OPERATIONS:
Net investment (loss)	$(441,025)	$(183,817)
Net realized gain (loss) on investments	53,631,540	(92,591,679)
Net change in unrealized appreciation (depreciation)
on investments	(23,985,154)	604,963
Net Increase (Decrease) in Net Assets Resulting
From Operations	29,205,361	(92,170,533)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	71,522,101	215,005,808
Proceeds from reinvestment of distributions	—	142,658
Payments for shares redeemed	(111,008,487)	(77,009,706)
Net Increase (Decrease) in Capital Share
Transactions	(39,486,386)	138,138,760
DISTRIBUTIONS PAID FROM:
Net investment income	—	(142,658)
Total Distributions	—	(142,658)
Total Increase (Decrease) in Net Assets	(10,281,025)	45,825,569
NET ASSETS:
Beginning of period	67,488,466	21,662,897
End of period (including undistributed net
investment loss of ($441,025) and $0,
respectively)	$57,207,441	$67,488,466

See Notes to Financial Statements.

10	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Financial Highlights

For a Fund share outstanding throughout each period
GENWORTH FINANCIAL CONTRA FUND(1)
	Period				Year Ended
	Ended
	2008(2)		2007(3)	2006	2005(4)	2004	2003
Net Asset Value:
Beginning of period	$2.32		$2,090.00	$31,090	$50,000,000	$9,910,000,000	$51,350,000,000
Operations:
Net investment income
(loss)	(0.01)		(13.53)	40	— *	— *	(120,000,000)
Reprocessing
adjustment(5)	—		—	1,330	—	—	—
Net realized and
unrealized gain (loss)
on investment
securities	0.07		(2,068.02)	(30,370)	(49,968,910)	(9,860,000,000)	(22,710,000,000)
Total From Operations	0.06		(2,081.55)	(29,000)	(49,968,910)	(9,860,000,000)	(22,830,000,000)
Less Distributions:
From net investment
income	—		(6.13)	—	—	—	—
From net realized gains	—		—	—	—	—	(18,610,000,000)
Total Distributions	—		(6.13)	—	—	—	(18,610,000,000)
Net Asset Value:
End of Period	$2.38		$2.32	$2,090	$31,090	$50,000,000	$9,910,000,000
Total Return	2.59	% (6)	(99.89)%	(94.52)%	(99.94)%	(99.50)%	(48.83)%
Supplemental Data and
Ratios
Net Assets; End of Period
(000’s)	$57,207		$67,488	$21,663	$12,535	$17,838	$86,352
Ratio of net expenses to
average net assets	1.56	% (7)	1.53%	1.75%	1.75%	1.75%	1.51%
Ratio of expenses before
voluntary expense
reimbursement	1.58	%(7)	2.72%	3.98%	5.05%	1.85%	1.51%
Ratio of net investment
income (loss) to
average net assets	(0.94)	% (7)	(0.66)%	0.91%	(0.94)%	(0.79)%	(0.79)%
Portfolio turnover rate	0.00%		0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended March 31, 2008 (unaudited).
(3)	During the year ended September 30, 2007, the Fund effected the following reverse stock splits: February 21, 2007
1 for 100 and August 17, 2007 1 for 10. All historical per share information has been retroactively adjusted to reflect these reverse stock split.
(4)	During the year ended September 30, 2005, the Fund effected the following reverse stock splits: (i) October 6, 2004
1 for 100; (ii) June 3, 2005 1 for 10; and (iii) September 12, 2005 1 for 1,000. All historical per share information has been retroactively adjusted to reflect these reverse stock split.
(5)	Represents processing adjustment impacting net assets and shares outstanding. Total return based on revised amounts. See Note 2.
(6)	Not annualized.
(7)	Annualized.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

11	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Notes to Financial Statements (Unaudited)

1.	Organization and Significant Accounting Policies

The Genworth Financial Contra Fund (“Fund”), a separate investment fund of the Genworth Financial Asset Management Funds (“Trust”), a Delaware statutory trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The Fund seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with Genworth Financial Trust Company. The Fund is available only to certain private advisory clients of Genworth Financial Asset Management, Inc., and represents only a small portion of clients’ overall portfolios.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of the NASDAQ quoted security, at the NASDAQ official closing price “NOCP”), as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of these securities will be taken to be the lowest bid quotation (or sale bid, if only one bid is received) on the exchange or market. Options and future contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 P.M. Eastern time). Stock index options will be valued at the mean between the last bid and asked quotations at the close of the securities exchanges on which they are traded. The Fund values its securities and other holdings based on market quotations. However, where market quotations are not readily available or are believed not to reflect market value at close of the securities or commodities exchanges on which they are traded, fair value is determined in good faith using consistently applied procedures established by the Valuation Committee (whose members have been approved by the Fund’s Board). The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Valuation Committee determines that using this method would not represent fair value.

12	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Notes to Financial Statements (Unaudited) (continued)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At March 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

(b) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a asset or liability, of which is valued daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option. There were no options written during the period ended March 31, 2008 or during the fiscal years ended September 30, 2007 and 2006.

13	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Notes to Financial Statements (Unaudited) (continued)

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not invest in any repurchase agreements during the period ended March 31, 2008 or during the fiscal years ended September 30, 2007 and 2006.

(d) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. The Fund did not invest in any futures contracts during the period ended March 31, 2008 or during the fiscal years ended September 30, 2007 and 2006.

(e) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

14	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Notes to Financial Statements (Unaudited) (continued)

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2007, the Fund decreased undistributed net investment loss by $183,821 and decreased additional paid-in capital by $183,821 due to certain permanent book and tax differences.

2.	Management Agreement, Administration Agreement, and Other Transactions

Genworth Financial Asset Management, Inc. (“Manager”), acts as the Fund’s investment manager. The Fund pays the Manager a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. The Manager has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.75% of average daily net assets. During the period ended March 31, 2008, the Manager waived $9,253 of management fees, limiting the annual operating expenses of the Fund to 1.56% of average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., an affiliate of USBFS provides administrative, accounting, transfer agency, shareholder servicing, dividend disbursing services and custody on behalf of the Fund. For these services, USBFS receives an annual fee, paid monthly, from the Fund.

15	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Notes to Financial Statements (Unaudited) (continued)

Fees earned by USBFS for the six months ended March 31, 2008 can be found under the caption “Administration fees, accounting fees and shareholder services fees” and “Custody fees” on the Statement of Operations.

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. The Manager, not the Fund, pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets.

Capital Brokerage Corporation acts as the Fund’s distributor and is an affiliate of Genworth Financial Contra Fund.

Reprocessing Adjustment

On March 6, 2006, the Fund reprocessed all historical shareholder transactions dating back to June 17, 2005 to reflect the correction of an error related to the recording of an investment transaction. In accordance with the Fund’s policies, all subscriptions, redemptions, and reverse stock split transactions were retroactively reprocessed on a daily basis to determine any effect from the error on the net asset value and from shareholder activity on each day. As a result, investments were increased by $350,846, receivable for fund shares sold increased by $185,244, shares outstanding decreased by 200,405 and NAV increased by $1.33 when the correcting entry was made. This also resulted in a direct reimbursement of $18,844 by the Manager to shareholders negatively affected as a result of shareholder transactions during the period. The Fund also determined the impact of this error on the historical reported total return for the fiscal year ended September 30, 2005 to be 0.01%.

16	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Notes to Financial Statements (Unaudited) (continued)

3.	Reverse Stock Splits

During the year ended September 30, 2007, the Fund’s shares were adjusted to reflect two reverse stock splits. The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. The reverse stock splits were as follows:

		Net Asset	Net Asset	Shares	Shares
		Value Before	Value After	Outstanding	Outstanding
Date	Rate	Split	Split	Before Split	After Split
2/21/07	1 for 100	$0.12	$12.00	26,550,187	265,502
8/17/07	1 for 10	$3.51	$35.12	56,793,828	5,679,383

4.	Capital Shares

At March 31, 2008, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:
	Period Ended	Year Ended
	March 31,	September 30,
	2008	2007
Beginning Shares	29,147,577	10,347,760
Shares sold	31,173,661	113,354,135
Dividends Reinvested	—	222,904
Shares redeemed	(36,301,026)	(17,378,092)
Net share reduction due to 1 for 100 reverse stock split	—	(26,284,685)
Net share reduction due to 1 for 10 reverse stock split	—	(51,114,445)
Ending Shares	24,020,212	29,147,577

17	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Notes to Financial Statements (Unaudited) (continued)

5.	Federal Income Tax Information & Distributions to Shareholders

The tax character of distributions for the Fund during the fiscal year ended September 30, 2007 were as follows:
Year Ended
September 30,
2007
Distributions paid from:
Ordinary Income	$142,658
Long-term capital gain	—
Total distribution paid	$142,658
The Fund made no distributions during the fiscal year ended September 30, 2006.
The following information is computed on a tax basis for each item as of
September 30, 2007:
Federal tax cost of securities	$72,560,245
Gross unrealized appreciation	$—
Gross unrealized depreciation	—
Net unrealized appreciation	—
Undistributed ordinary income	—
Capital loss carryforward	(312,546,248)
Post-October losses	(80,135,367)
Total accumulated deficit	$(392,681,615)

As of September 30, 2007, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires September 30,
$40,176,801	2011
52,475,216	2012
132,807,254	2013
36,133,024	2014
50,953,953	2015

To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At September 30, 2007, the Fund had net realized losses from transactions between November 1, 2006 and September 30, 2007, of $80,135,367 which is deferred for tax purposes and was recognized on October 1, 2007.

18	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Notes to Financial Statements (Unaudited) (continued)

Effective June 29, 2007, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Company’s net assets or results of operations.

6.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

19	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Additional Information (Unaudited)

1. Approval of Investment Advisory Contract

Each of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (collectively, “Agreements”) has an initial term of two years and continues in effect, from year to year thereafter, if such continuance is specifically approved at least annually by the Fund’s Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the independent Trustees of the Fund’s Board with such independent Trustees casting votes in person at a meeting called for such purpose. The Fund’s Board has unanimously approved the Fund’s Investment Management Agreement with Genworth Financial (“GFAM” or “Adviser”) (previously, GE Private Asset Management, Inc.) and the Investment Sub-Advisory Agreement with Credit Suisse Asset Management, LLC, (“CSAM” or “Sub-Adviser”), each for a two-year term through December 31, 2007, prior to the Agreements being approved at a January 30, 2006, shareholders’ meeting. The Fund’s Board unanimously approved the Agreements’ renewal at their November 14, 2007, meeting. The material factors and the conclusions that formed the basis for the Board’s approvals are described below.

Materials Reviewed

During the course of each year, the Independent Trustees receive a wide variety of materials relating to the nature, extent and quality of services provided by GFAM and CSAM. The current Independent Trustees have served since August 2004 and, before considering approval of the Agreements, requested, through their independent legal counsel, from both GFAM and CSAM, responses to a number of inquiries regarding, among other things: GFAM’s and CSAM’s businesses, including compliance matters; personnel and operations; services to the Fund; fees to the Fund and their expenses and profitability; distribution of the Fund; and portfolio transactions and brokerage. Both GFAM and CSAM replied to these requests as applicable by written responses, by production of documents and by in person presentations at the Board meeting on November 14, 2007, which was called for the purpose of considering the Agreements.

20	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Additional Information (Unaudited) (continued)

Nature, Extent and Quality of Services Provided

GFAM’s services to the Fund include an analysis of certain equity holdings, including both equity securities and mutual funds shares, of its clients, and a determination of an equity benchmark. GFAM then instructs CSAM as to the level and nature of the downside protection that the Fund should deliver against this benchmark. CSAM uses quantitative and qualitative processes to select the Fund’s portfolio holdings. The Board examined the extent of the work and analysis performed by both the Adviser and Sub-Adviser and the success of the Fund in fulfilling its objective, as discussed below. The Board considered GFAM’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs and compliance personnel; GFAM’s efforts to keep the Trustees informed; and GFAM’s attention to matters that may involve conflicts of interest with the Fund.

Investment Results

The objective of the Fund is to provide protection against declines in the value of certain equity assets managed by GFAM for its private clients. The Fund fulfills this goal by including in its holdings options on stock market indices as well as other instruments. Because of this hedging technique, the Fund is designed to increase in value when the equity benchmark declines and to decrease in value when the equity benchmark increases. Because of the Fund’s objective and design, no appropriate peer group has been identified for the Fund. Therefore, the Board reviewed not only the performance results of the Fund, but also looked at the performance of market indices and compared the performance results of the GFAM advisory services that included Fund shareholders with the performance of GFAM advisory services that did not include allocations to the Fund. The portfolios of Fund shareholders were found to benefit from their investment in the Fund in that their portfolios decreased less during declines in the broad stock market than did the accounts of GFAM clients who were not Fund shareholders. For these reasons, the Independent Trustees concluded that the services provided by GFAM and CSAM were reasonable and appropriate.

Advisory Fees, Total Expenses, Profitability, and Fall-Out Benefits

The Board reviewed the advisory fees and total expenses of the Fund (as a percentage of average net assets) and compared them with the average fees and expenses of other comparable mutual funds, as identified by management of the Fund. However, due to the Fund’s objective and its unique role in the management of equity assets managed by GFAM for its private clients, the Board recognized the inherent limitations of such data. The Board reviewed GFAM’s Income Statements and Balance Sheets and a profitability analysis. The Board acknowledged that GFAM had waived its advisory fee and reimbursed expenses to the Fund and that the Fund, therefore, was not profitable to GFAM and that, at this time, GFAM was unlikely to realize economies of scale. The Board noted that GFAM indirectly benefits from advising the Fund because the Fund is integral to other GFAM advisory services. The Board reviewed the audited Consolidated Financial Statements of CSAM and considered that the value of the work and resources provided by CSAM exceeds the fees that CSAM receives. The Board acknowledged that the Sub-Adviser is paid by GFAM based on a percentage of Fund assets and that the asset value of the Fund is relatively small, resulting in the potential for only minimal profitability for CSAM. The Board concluded that GFAM’s and CSAM’s fees were reasonable and appropriate.

21	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

Additional Information (Unaudited) (continued)

Conclusion

After requesting and reviewing such information as they deemed necessary, and taking into account the role that the Fund plays in the management of equity assets managed by GFAM for its private clients, the Board, including all of the Independent Trustees, concluded that approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement were in the best interests of the Fund and its shareholders, that the advisory fee was reasonable, and that the Fund and its shareholders would receive reasonable value in return for those fees, and unanimously approved the Agreements at their November 14, 2007, meeting. In deciding to approve the Agreements the Board did not, however, identify a single factor as controlling and this summary does not describe all of the matters considered. The Independent Trustees were advised by legal counsel, independent of both GFAM and CSAM, throughout the process, and the Independent Trustees met in private session with independent counsel, at which no representatives of GFAM or CSAM were present, to discuss these matters.

22	Genworth Financial Asset Management Funds	|	2008 Semi-Annual Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-39(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting..

Item 12. Exhibits.

(a)	(1) Not Applicable for semi-annual reports.

(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications required by item 12(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

((Registrant)  Genworth Financial Asset Management Funds

By (Signature and Title)* /s/ Gurinder Ahluwalia
   Gurinder Ahluwalia, President

Date                      5/28/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Gurinder Ahluwalia
Gurinder Ahluwalia, President

Date                      5/28/2008

By (Signature and Title)*  /s/ Carrie Hansen
Carrie Hansen, Treasurer

Date                      5/29/2008

* Print the name and title of each signing officer under his or her signature.